Old Point Financial Corporation

Power of Attorney

        I, Richard F. Clark, do hereby constitute and appoint Robert F. Shuford and Eugene M. Jordan, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the “Corporation”), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended (“Act”), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the “Commission”) in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2003 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

        I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

        WITNESS my execution hereof this 29th day of March, 2004

/s/Russell S. Evans, Jr. (SEAL)
Russell S. Evans, Jr.

Old Point Financial Corporation

Power of Attorney

        I, Richard F. Clark, do hereby constitute and appoint Robert F. Shuford and Eugene M. Jordan, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the “Corporation”), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended (“Act”), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the “Commission”) in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2003 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

        I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

        WITNESS my execution hereof this 29th day of March, 2004

/s/Richard F. Clark (SEAL)
Richard F. Clark

Old Point Financial Corporation

Power of Attorney

        I, Gerald E. Hansen, do hereby constitute and appoint Robert F. Shuford and Eugene M. Jordan, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the “Corporation”), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended (“Act”), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the “Commission”) in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2003 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

        I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

        WITNESS my execution hereof this 29th day of March, 2004

/s/Gerald E. Hansen (SEAL)
Gerald E. Hansen

Old Point Financial Corporation

Power of Attorney

        I, Gerald E. Hansen, do hereby constitute and appoint Robert F. Shuford and Eugene M. Jordan, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the “Corporation”), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended (“Act”), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the “Commission”) in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2003 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

        I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

        WITNESS my execution hereof this 29th day of March, 2004

/s/Stephen D. Harris (SEAL)
Stephen D. Harris

Old Point Financial Corporation

Power of Attorney

        I, Gerald E. Hansen, do hereby constitute and appoint Robert F. Shuford and Eugene M. Jordan, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the “Corporation”), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended (“Act”), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the “Commission”) in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2003 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

        I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

        WITNESS my execution hereof this 29th day of March, 2004

/s/John Cabot Ishon (SEAL)
John Cabot Ishon

Old Point Financial Corporation

Power of Attorney

        I, Gerald E. Hansen, do hereby constitute and appoint Robert F. Shuford and Eugene M. Jordan, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the “Corporation”), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended (“Act”), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the “Commission”) in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2003 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

        I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

        WITNESS my execution hereof this 29th day of March, 2004

/s/Eugene M. Jordan (SEAL)
Eugene M. Jordan

Old Point Financial Corporation

Power of Attorney

        I, Gerald E. Hansen, do hereby constitute and appoint Robert F. Shuford and Eugene M. Jordan, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the “Corporation”), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended (“Act”), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the “Commission”) in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2003 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

        I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

        WITNESS my execution hereof this 29th day of March, 2004

/s/Louis G. Morris (SEAL)
Louis G. Morris

Old Point Financial Corporation

Power of Attorney

        I, Gerald E. Hansen, do hereby constitute and appoint Robert F. Shuford and Eugene M. Jordan, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the “Corporation”), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended (“Act”), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the “Commission”) in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2003 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

        I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

        WITNESS my execution hereof this 29th day of March, 2004

/s/Robert F. Shuford (SEAL)
Robert F. Shuford

Old Point Financial Corporation

Power of Attorney

        I, Gerald E. Hansen, do hereby constitute and appoint Robert F. Shuford and Eugene M. Jordan, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the “Corporation”), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended (“Act”), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the “Commission”) in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2003 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

        I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

        WITNESS my execution hereof this 29th day of March, 2004

/s/Dr. Arthur D. Greene (SEAL)
De. Arthur D. Greene

Old Point Financial Corporation

Power of Attorney

        I, John B. Morgan, II, do hereby constitute and appoint Robert F. Shuford and Eugene M. Jordan, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the “Corporation”), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended (“Act”), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the “Commission”) in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2003 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

        I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

        WITNESS my execution hereof this 29th day of March, 2004

/s/John B. Morgan, II (SEAL)
John B. Morgan, II

Old Point Financial Corporation

Power of Attorney

        I, G. Royden Goodson, III, do hereby constitute and appoint Robert F. Shuford and Eugene M. Jordan, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the “Corporation”), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended (“Act”), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the “Commission”) in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2003 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

        I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

        WITNESS my execution hereof this 29th day of March, 2004

/s/G. Royden Goodson, III (SEAL)
G. Royden Goodson, III

Old Point Financial Corporation

Power of Attorney

        I, Melvin R. Zimm, do hereby constitute and appoint Robert F. Shuford and Eugene M. Jordan, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the “Corporation”), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended (“Act”), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the “Commission”) in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2003 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

        I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

        WITNESS my execution hereof this 29th day of March, 2004

/s/Melvin R. Zimm (SEAL)
Melvin R. Zimm

Old Point Financial Corporation

Power of Attorney

        I, Dr. H. Robert Schappert, do hereby constitute and appoint Robert F. Shuford and Eugene M. Jordan, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the “Corporation”), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended (“Act”), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the “Commission”) in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2003 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

        I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

        WITNESS my execution hereof this 29th day of March, 2004

/s/Dr. H. Robert Schappert (SEAL)
Dr. H. Robert Schappert

Old Point Financial Corporation

Power of Attorney

        I, James Reade Chisman, do hereby constitute and appoint Robert F. Shuford and Eugene M. Jordan, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the “Corporation”), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended (“Act”), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the “Commission”) in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2003 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

        I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

        WITNESS my execution hereof this 29th day of March, 2004

/s/James Reade Chisman (SEAL)
James Reade Chisman